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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 333-87193 of Cox Radio, Inc. on Form S-8 of our report dated March 28, 2001, appearing in this Annual Report on Form 11-K of Cox Radio, Inc. 1999 Employee Stock Purchase Plan for the year ended December 31, 2000.



/s/ Deloitte & Touche LLP
--------------------------

Atlanta, Georgia
March 28, 2001


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